UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                   May 1, 2003


                              QUALSTAR CORPORATION
             (Exact name of registrant as specified in its charter)


       California                   000-30083                  95-3927330
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)



     3990-B Heritage Oak Court, Simi Valley, CA                93063
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (805) 583-7744



                             Exhibit Index on page 3



                                       1
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Item 7.

(c) Exhibits.

   Exhibit Number       Description

       99.1             Press release of Qualstar Corporation dated May 1, 2003.


Item 9.    Regulation FD Disclosure

     On May 1, 2003, Qualstar Corporation issued a press release regarding results of operations for the three months ended March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     This Current Report on Form 8-K and the press release attached hereto are being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K, insofar as they disclose historical information regarding Qualstar's results of operations for the three months ended March 31, 2003.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               QUALSTAR CORPORATION



May 1, 2003                                    By:  /s/ FREDERIC T. BOYER
                                                    ---------------------
                                                        Frederic T. Boyer
                                                        Chief Financial Officer

                                  EXHIBIT INDEX


  Exhibit Number       Description

       99.1            Press release of Qualstar Corporation dated May 1, 2003.